Exhibit 99.1

Highwater Ethanol, LLC Volume 1, Issue 2 Investor Update Summer/Fall 2008 Did You Know? Groundbreaking Ceremony Held Aug. 20 A research analysis by John Urbanchuk of LECG, LLC, finds that as of June 2007, energy prices have at least twice the impact on grocery prices as does the equivalent increase in corn prices. If consumers paid an additional $10 for groceries due to corn, at the same time they’d pay an additional $20-$30 for energy costs. Another analysis by Urbanchuk indicates that if ethanol were not available for use, the world’s refiners would need an additional 1.9 million barrels of oil per day; if ethanol were removed from the world supply, oil prices would increase by an estimated 27.5%. Internet Finds: Check out the ACE website (www.ethanol.org); click “All About Ethanol”, then “How Ethanol Is Made” for an interactive look at the dry mill ethanol process. The featured plant is very similar to Highwater Ethanol. About 120 dignitaries, board members, shareholders, business partners, and neighbors gathered August 20, 2008, at the Highwater Ethanol construction site to celebrate the plant’s groundbreaking and construction progress. The group was shuttled via bus to the plant site from the University of Minnesota’s Southwest Research and Outreach Center, located just a mile north. Brian Kletscher, chairman of the board of governors, welcomed those in (Continued on page 2) Board members and dignitaries work the shovels at HWE’s groundbreaking ceremonies held August 20, 2008. photo by Paula Derickson Check for updates and future newsletters on our website: www.highwaterethanol.com Contact Information: 205 Main Street PO Box 96 Lamberton, MN 56152 Phone: 507.752.6160 Toll Free: 888.667.3385 Fax: 507.752.6162 E-mail: info@highwaterethanol.com New Face at HWE Site The Board of Governors of Highwater Ethanol, LLC, are pleased to introduce our newly appointed Construction Coordinator, Robin W. Spaude. Mr. Spaude is currently serving part-time as HWE’s Construction Coordinator and has been in that role since May 2008. Robin is also the Plant Manager for Granite Falls Energy and has been in that capacity for the past two years. He has been active in the Granite Falls Energy facility since 2001, initially serving as project coordinator for permitting, infrastructure and equity drive activities. He then served as construction coordinator during the construction phase, and took on maintenance manager duties until his current assignment. Prior to his ethanol industry experience, Robin was employed for 31 years by Plews/Edelmann, a division of the Gates Rubber Company, as Manufacturing and Engineering Manager with multi-plant manufacturing and engineering responsibilities in the U.S. and Mexico. He played a key role in the business growth of his division from $24 million in 1990 to $85 million by 1997 via acquisition, consolidation, and lean-manufacturing strategies. Mr. Spaude is a retired Army Reserve Officer with 20 continuous years of service in ordinance and logistics, and is a senior member of the Society of Manufacturing Engineers (SME). (Continued on page 2)

[LOGO]PAGE 2 HIGHWATER ETHANOL, LLC VOLUME 1, ISSUE 2 GROUNDBREAKING from p.1 attendance and served as emcee of the program. Those speaking included: Craig Wetter, mayor of the city of Lamberton; Gene Short, Redwood County Commissioner; Gerald Woodley, field staff representing Senator Norm Coleman; John Schueller, Redwood County Commissioner and vice chairman of the board of governors; Jim Vickerman, State Senator from District 22; and Ron Fagen, president and CEO of Fagen, Inc., the design-builder of Highwater Ethanol. Many of the speakers’ remarks referred to the future of biofuels and the role that ethanol plays in rural economic development. Gerald Woodley stated, “This facility is the perfect example of what needs to be done with renewable energy…As the demand for fuel and energy grows, so will the demand for renewable fuels. It is made right here in this country, keeping the money here as well.” Comments were also made about the misinformation that is out there regarding ethanol. State Senator Vickerman remarked, “People say ethanol is using up all our food. They say ethanol is using up all our water. The truth is, ethanol only uses a portion of the corn kernel. What’s left over is a great livestock feed. As for the water, the golf courses in the metro area use more water than all the ethanol plants in Minnesota put together in a year’s time.” Ron Fagen talked a bit about the ethanol industry in general. He said that all the plants he’s built since 1988 are still in operation. He also complimented the Highwater Ethanol board on their determination to get this plant built. “This plant is an example of what can be done when a few people put their minds to doing something. I know there were times when these two (motioning to Brian Kletscher and John Schueller) thought maybe this wasn’t going to happen. But they stuck with it.” The program concluded with the ceremonial shovel work. Refreshments were served by the Redwood County Corn Growers. Bus tours of the site, with board members serving as tour guides, rounded out the morning. A Message from the President Anyone listening to the news doesn’t need me to tell them, 2008 has been a very unusual year of extremes in the commodity markets. The price of corn skyrocketed this summer, as did crude oil. Crude oil prices drove increases in prices of other petroleum products. Ethanol, while not quite so drastic, has trended similarly to corn. The banking and investment industries have taken some historically big hits. As this is written, corn has taken its annual harvest drop, and crude oil has also come down somewhat from those summer highs. Will it go back up again, or stay somewhere lower? Only time will tell. Highwater Ethanol can sit back for now and watch as all this plays out while we are under construction. But as we watch, we must learn. We have a great working relationship with many in the industry, producers and marketers alike, and we are watching and talking with them about their response to the fluctuations the markets on all these items have taken and the effects on their bottom line. In the end, I think it will be important for us to do all the “little things” correctly, in all aspects of our business, to ensure our success. It’s easy to be negative with all the negative press that’s out there. I still hold a positive outlook on the ethanol industry and Highwater Ethanol, and I hope you do too. I also wanted to say thanks to those of you who were able to join us at our groundbreaking ceremony. It was a great day that was a long time coming. The skyline at the site changes almost daily, and we are currently on track for our projected May 2009 startup. Have a safe and successful harvest season. Brian Kletscher, President Board of Governors NEW FACE from p.1 Robin has served the Granite Falls community as Chairman of the Granite Falls Airport Commission from 1988-2007. He is a graduate of the Minnesota West Community and Technical College in Granite Falls with a Degree in Industrial Drafting and Engineering Design Technology and has completed numerous continuing education courses in engineering and business management from Southwest State University in Marshall, MN. “Robin’s expertise with all aspects of the construction process and his familiarity with Fagen/ICM designs makes him a great asset to the board and the shareholders during our construction phase,” stated board president Brian Kletscher. “We are fortunate to have found such an exceptional resource so close to home.” Welcome, Robin, to Highwater Ethanol!

[LOGO]PAGE 3 HIGHWATER ETHANOL, LLC VOLUME 1, ISSUE 2 At the Site with Robin Greetings to all Highwater investors. I thought I’d take this opportunity to give you an update on the Highwater Ethanol plant construction status since coming on board in May 2008. It’s a long one - lots to tell. As always, photos can be seen on the website - www.highwaterethanol.com. Having served a very similar role when Granite Falls Energy was built, I’m finding this project to be equally challenging and very rewarding. Numerous improvements put into GFE during its construction phase, and since it went into production, have been incorporated into your plant here at Highwater along with additional features. For example: your plant has more stainless steel piping, it will have more automation control via variable frequency drive (VFD) motors, heavier duty process tanks, more design redundancy that will allow the plant to stay running during production upsets (which can and do happen) versus shutting down, larger capacity corn silos, double the rail siding/spur trackage and so on. We have a great running plant in Granite Falls. It has exceeded the performance guarantees from start up and there should be no reason why the HWE plant shouldn’t perform just as well or better. When I first arrived in early May, the HWE site only had a short entrance road, a parking lot, and concrete bases for the fermenters and beer well. Column pads and wall footings were just getting put in place for the buildings. Black dirt had been stripped during the fall of 2007. May and early June was very wet and caused disruption to the Phase 1 contractor, R&G Construction. Many roads, lay-down areas, the tank farm basin and etc. were built, re-disked to dry out, and repacked several times. It was frustrating for them, but the end result has been very solid on-site roads, rail siding/spur areas smoother than U.S. Highway 14 and the DM & E Railroad mainline, and well formed and drained tank farm and R.O. Reject holding pond areas. Phase 1 work is about 95% complete, with road ditch shaping and re-application of black dirt to the borrow areas to finish. Phase 2 work (fire loop and off-site water main) had similar problems with the wet weather. Wagner Construction fought high water tables in addition to the wet weather but kept pushing to get the 8.5 miles of off-site piping in the ground ahead of the farmers’ spring planting and to bury most of the fire loop to stay out of Fagen, Inc.’s way in building the plant. They completed the off-site work and major fire loop portions on schedule and were out of the area the second week of June. We expect them to be back on-site in October to finish the fire loop around the tank farm, install the sanitary sewer piping for the site, and install the remaining 1500’ of water main. I estimate Phase 2 to be 75% complete. Fagen Inc. has been, in my opinion, just “flying” with the construction of the plant. Most major pieces of process production equipment are on site and standing tall. Buildings are being closed in around this equipment and sheet metal is being applied to outer walls of the buildings. I expect the DDGS storage building, process building and energy center building to be roofed and closed in before Thanksgiving time; some buildings will be done well before that time. The engine for the plant, the boiler, won’t be on site until January, but this piece of equipment requires other parts of the plant and site to be done before it can be received on site. Fagen and ICM’s portion of the project is approximately 50% complete. The grain receiving /shipping area is moving along rapidly also, with the bases for the concrete silos being formed up for concrete. Sub-contract work to stabilize the soil under the silos with concrete auger cast pilings was done in three weeks versus the scheduled five weeks. We expect to see slip forming of these silos to begin in early October. That process will take approximately four days to go from ground level to 125’ in the air. It’s an impressive process that McCormick Construction has mastered. By the time the snow starts flying in December, we expect the last building (grain receiving) to be done and most of the grain handling equipment to be installed. The rail spurs are expected to reach into that building by that time. The administration building construction is well underway and being built by a local contractor, Lamberton Construction. We expect the building shell to be standing and roofed by the end of October. Infrastructure disciplines are moving quickly as well. (Continued on page 4)

[LOGO]PAGE 4 HIGHWATER ETHANOL, LLC VOLUME 1, ISSUE 2 SITE from p.3 Electrical- Great River Energy and Redwood Electric are hustling to complete the electrical substation and get the plant site “hot” with permanent electrical power before Thanksgiving. Natural Gas- Centerpoint Energy has completed the design work for the natural gas mains that feed the plant. They are working on the easement and other utility agreements to get the gas main and regulator pad installed by Thanksgiving as well. Water Treatment Plant- Rice Lake Construction will be onsite in early October to begin erecting the water treatment building. This building will go up fast, and has to, to beat Mother Nature. The cold lime softening process in this building will be similar to what is at Granite Falls Energy and should prove to be efficient and conservative on water consumption for Highwater. Hydro testing for all tanks, pipelines and holding ponds has to happen before plant startup, and a late March/early April timeline is the current schedule for this. Rail Siding/Spur- L.A. Colo Railroad Builders is Highwater’s contractor to lay the rail siding and rail spurs and switches. They are currently onsite and laying down the 28,000 feet of track needed for this site. They are scheduled to finish by January 1st. However, with most of their crew being from way down south, I bet they’ll be out of here in time to beat the cold weather. Rail needs to be up to the grain building by Dec 1st to enable receipt of the boiler package by rail car. Rail ties and rail are already lying on the ground from Harvest Avenue up to the grain receiving area as I write this article. Highwater Ethanol is anticipating a production start-up sometime in May 2009. As you can tell from the above info, a lot of things will continue to happen in the next two months. I should also forewarn you that once the buildings are enclosed, it’ll appear that little is going on. Be assured - the pipe fitters and electricians will be very busy inside these buildings getting everything hooked up and working. One last comment I need to make pertains to safety and security. I notice a lot of folks stopping along Highway 14 to take in the sights of construction. Please be careful. This highway is a busy one. I’ve seen several close calls with cars and trucks pulling out into, or in front of, moving traffic. We are a working construction site, and as such, we require safety gear to be worn at all times. Hard hats, safety glasses, reflective vests and steel toed shoes are the minimum requirements. We cannot and will not allow just anyone to arrive on site and drive around. We have stopped individuals from doing so and had them leave the site. The site is patrolled at night and monitored by local law enforcement authorities and they have stopped and questioned folks that have wandered onto the site as well, even some construction workers. Safety is, and always will be, our number one priority and all these things are done with safety in mind. You’re going to have a great plant! Have a safe and prosperous harvest season. (photo left) Aerial photo taken during the groundbreaking ceremony, August 20, 2008. Photo by Elton Goeman

[LOGO]PAGE 5 HIGHWATER ETHANOL, LLC VOLUME 1, ISSUE 2 Highwater Ethanol Board of Directors. Front from left: Jason Fink, Treasurer; John Schueller, Vice President; Brian Kletscher, President; Tim VanDerWal, Secretary. Back from left: George Goblish, Ron Jorgenson, David Moldan, Mike Landuyt, Monica Anderson, Todd Reif, Gil Schmitz (retired from board), Warren Pankonin, and Russell Derickson. This newsletter contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those listed below and those business risks and factors described in our filings with the Securities and Exchange Commission (“SEC”). Changes in our business strategy, capital improvements or development plans; Construction delays and technical difficulties in constructing the plant; Changes in the environmental regulations that apply to our plant site and operations; Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries; Changes in the availability and price of natural gas and corn, and the market for distillers grains; Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives); Overcapacity within the ethanol industry; Changes and advances in ethanol production technology; and Competition from alternative fuel additives. Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this communication. We are not under any duty to update the forward-looking statements contained in this newsletter. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forwardlooking statements, which speak only as of the date of this communication. You should read this newsletter with the understanding that our actual results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.